Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT: Frederick N. Cooper (215) 938-8312
June 18, 2009	fcooper@tollbrothersinc.com
Joseph R. Sicree (215) 938-8045
jsicree@tollbrothersinc.com
Toll Brothers Adopts Shareholder Rights Plan to
Preserve Value of Net Deferred Tax Assets
Horsham, PA, June 18, 2009 — Toll Brothers, Inc. (NYSE:TOL) (www.tollbrothers.com), the nation’s leading builder of luxury homes, announced today that its board of directors adopted a shareholder rights plan to help preserve the value of the Company’s net deferred tax assets, by reducing the risk of limitation of net operating loss carryforwards and certain other tax benefits under Section 382 of the Internal Revenue Code. The Company intends to seek shareholder approval of the rights plan at its next annual meting.
Toll Brothers’ ability to realize its net deferred tax assets would be substantially limited by Section 382 if an “ownership change” occurred — generally, a greater than 50-percentage point change in ownership of stock by shareholders owning (or deemed to own under Section 382) 5% or more of a corporation’s stock over a defined period of time. The shareholder rights plan is intended to reduce the likelihood of an “ownership change” occurring as a result of the buying and selling of Toll Brothers common stock.
In connection with the rights plan, Toll Brothers has declared a dividend of one right for each share of common stock outstanding as of the close of business on July 17, 2009. After the rights plan takes effect today, any shareholder or group that acquires beneficial ownership of 4.95 percent or more of Toll Brothers’ outstanding stock (an “acquiring person”) without the approval of the Company’s board of directors could be subject to significant dilution in its holdings. Existing shareholders holding 4.95 percent or more of the Company’s common stock will not be considered acquiring persons unless they acquire additional shares, subject to certain exceptions described in the rights plan. In addition, in its discretion, the board of directors may exempt certain transactions and certain persons whose acquisition of securities is determined by the board not to jeopardize the Company’s net deferred tax assets.
The rights will expire on July 16, 2019 or earlier if (i) the board of directors determines the rights plan is no longer needed to preserve the deferred tax assets due to the implementation of legislative changes, (ii) the board of directors determines, at the beginning of a specified period, that no tax benefits may be carried forward, (iii) the rights plan is not approved by the Company’s stockholders by June 17, 2010, or (iv) certain other events occur as described in the rights plan. Upon approval of this rights plan by the Company’s shareholders, the board of directors intends to take action to redeem the Company’s pre-existing shareholder rights plan, which was adopted in 2007.
Additional information regarding the board of director’s actions will be provided in a Current Report on Form 8-K and in a Registration Statement on Form 8-A which Toll Brothers intends to file with the Securities and Exchange Commission. Those filings will be available on Toll Brothers’ website, www.tollbrothers.com, and on the SEC’s website at www.sec.gov.
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Toll Brothers, Inc. is the nation’s leading builder of luxury homes. The Company began business in 1967 and became a public company in 1986. Its common stock is listed on the New York Stock Exchange under the symbol “TOL”. The Company serves move-up, empty-nester, active-adult and second-home home buyers and operates in 21 states: Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Maryland, Massachusetts, Michigan, Minnesota, Nevada, New Jersey, New York, North Carolina, Pennsylvania, South Carolina, Texas, Virginia and West Virginia.
Toll Brothers builds luxury single-family detached and attached home communities, master planned luxury residential resort-style golf communities and urban low-, mid- and high-rise communities, principally on land it develops and improves. The Company operates its own architectural, engineering, mortgage, title, land development and land sale, golf course development and management, home security and landscape subsidiaries. The Company also operates its own lumber distribution, and house component assembly and manufacturing operations.
Toll Brothers, a FORTUNE 1000 Company, is the only publicly traded national home building company to have won all three of the industry’s highest honors: America’s Best Builder from the National Association of Home Builders, the National Housing Quality Award, and Builder of the Year. Toll Brothers proudly supports the communities in which it builds; among other philanthropic pursuits, the Company sponsors the Toll Brothers — Metropolitan Opera International Radio Network, bringing opera to neighborhoods throughout the world. For more information, visit tollbrothers.com.
Certain information included herein and in Company reports, SEC filings, verbal or written statements and presentations is forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to: information related to anticipated operating results; financial resources; changes in revenues; changes in profitability; changes in margins; changes in accounting treatment; interest expense; inventory write-downs; effects of home buyer cancellations; growth and expansion; anticipated income to be realized from our investments in unconsolidated entities; the ability to acquire land; the ability to gain approvals and to open new communities; the ability to sell homes and properties; the ability to deliver homes from backlog; the ability to secure materials and subcontractors; the ability to produce the liquidity and capital necessary to expand and take advantage of opportunities in the future; industry trends; and stock market valuations. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements and presentations. These risks and uncertainties include: local, regional, national and international economic conditions, including the current economic turmoil and uncertainties in the U.S. and global credit and financial markets; demand for homes; domestic and international political events; uncertainties created by terrorist attacks; effects of governmental regulation, including effects from the Emergency Economic Stabilization Act, the American Recovery and Reinvestment Act, and any pending or new stimulus legislation and programs; the competitive environment in which the Company operates; changes in consumer confidence; volatility and fluctuations in interest rates; unemployment rates; changes in home prices, foreclosure rates and sales activity in the markets where the Company builds homes; the availability and cost of land for future growth; excess inventory and adverse market conditions that could result in substantial inventory write-downs or write-downs associated with investments in unconsolidated entities; the ability to recover our deferred tax assets; the availability of capital; uncertainties, fluctuations and volatility in the capital and securities markets; liquidity in the credit markets; changes in tax laws and their interpretation; legal proceedings; the availability of adequate insurance at reasonable cost; the ability of customers to obtain adequate and affordable financing for the purchase of homes; the ability of home buyers to sell their existing homes; the ability of the participants in our various joint ventures to honor their commitments; the availability and cost of labor and building and construction materials; the cost of oil, gas and other raw materials; construction delays; and weather conditions. Any or all of the forward-looking statements included herein and in any Company reports or public statements are not guarantees of future performance and may turn out to be inaccurate. Forward-looking statements speak only as of the date they are made. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.
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